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                                                               Exhibit 23.1


                       CONSENT OF BINGHAM McCUTCHEN LLP

  We hereby consent to the reference to this firm under the heading "Legal matters" in this Amendment No. 6 to the Registration Statement on Form S-1.

                                              /s/ Bingham McCutchen LLP

                                              BINGHAM McCUTCHEN LLP

                                              June 17, 2004